Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust (the “registrant”), hereby certifies, to the best of his knowledge, that the registrant's Report on Form N-CSR for the period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 27, 2015

/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of

BlackRock Multi-State Municipal Series Trust

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust (the “registrant”), hereby certifies, to the best of his knowledge, that the registrant's Report on Form N-CSR for the period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 27, 2015

/s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.